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EXHIBIT 99.5

GUARANTY

        THIS GUARANTY (this "Guaranty"), made as of May 14, 2004, by and among each of the guarantors listed on the Schedule of Guarantors (individually, a "Guarantor;" collectively, the "Guarantors") and each of the lenders listed on the Schedule of Lenders (individually, a "Lender;" collectively, the "Lenders").

RECITALS

        WHEREAS, pursuant to that certain Secured Convertible Note Purchase Agreement, dated as of May 14, 2004 (as the same may be amended, restated or otherwise modified from time to time, the "Purchase Agreement"), 724 Solutions Inc., a Canadian corporation ("Parent"), and 724 Solutions Software, Inc., a Delaware corporation ("US Sub;" together with Parent, the "Borrowers") have agreed to issue and sell, and the Lenders have agreed to purchase, subject to the satisfaction of certain terms and conditions, Secured Convertible Promissory Notes in the respective principal amounts set forth in the Purchase Agreement (the "Notes");

        WHEREAS, each of the Guarantors are affiliates of the Borrowers and share mutually in the Borrowers' success and shall receive direct and/or indirect benefits from the purchase, sale and issuance of the Notes by the Borrowers to the Lenders; and

        WHEREAS, as a condition precedent to purchasing the Notes, the Guarantors are required to execute and deliver a guaranty in the form of this Guaranty.

AGREEMENT

        NOW, THEREFORE, for and in consideration of the foregoing and the mutual promises, covenants and agreements hereinafter set forth, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

        1.    Representations and Warranties.    Each Guarantor represents and warrants as follows:

                1.1    Each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. Each Guarantor is duly qualified and authorized to do business as a foreign corporation in each jurisdiction where the character of its assets or the nature of its activities makes such qualification and authorization necessary.

                1.2    Each Guarantor has all requisite legal and corporate power to enter into, execute and deliver this Guaranty, and this Guaranty is a legal, valid and binding obligation of each Guarantor, enforceable in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights and by general principles of equity.

                1.3    All corporate and legal action on the part of each Guarantor, and its officers, directors and shareholders, needed for such Guarantor to enter into and deliver this Guaranty and to perform its obligations hereunder have been taken.

                1.4    No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any court, governmental agency or regulatory authority, any securities exchange or any other person or party (whether or not governmental) is required by any Guarantor in connection with the execution, delivery and performance of this Guaranty or any other documents or instruments to be executed, delivered or performed in connection herewith or therewith.

                1.5    No Guarantor is in violation or default of any term of its charter or bylaws or other organizational or governing documents, or of any provision of any mortgage, indenture, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Guarantor which could reasonably be expected to materially and adversely affect the Guarantor's business, assets, liabilities, financial condition, operations or prospects. Each Guarantor's execution, delivery, and performance of and compliance with this Guaranty will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any charter or bylaws or other organizational or governing documents, or of any provision of any mortgage, indenture, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Guarantor.

        2.    Guaranty.

                2.1    Each Guarantor hereby, jointly and severally with the other Guarantors, guarantees to each Lender the punctual payment to such Lender when due, whether by acceleration or otherwise, of the Indebtedness, including, without limitation, principal, interest (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding by or against a Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such a proceeding), and all other liabilities and obligations, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may be based upon or arise under, out of, in connection with or in respect of the Indebtedness, whether such Indebtedness is now existing or hereafter arising. Each Guarantor waives notice of acceptance of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of demand, notice of intent to demand, notice of acceleration, notice of intent to accelerate, notice of default and diligence in collecting any Indebtedness in respect of this Guaranty or otherwise, and agrees that the Lenders may modify the terms of borrowing, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any part or all of any Indebtedness, or permit the Borrowers to incur additional Indebtedness, all without notice to Guarantors and without affecting in any manner the Lenders' rights under this Guaranty. Each Guarantor further waives any and all other notices to which such Guarantor might otherwise be entitled. Each Guarantor acknowledges and agrees that the Lenders' rights under this Guaranty are not conditioned upon pursuit by the Lenders of any remedy the Lenders may have against a Borrower or any other person or any other security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reasons, and no defense or setoff available at any time to a Borrower, shall impair, affect or be a defense or setoff to the Lenders' rights under this Guaranty.

                2.2    The obligations of each Guarantors hereunder shall be absolute and unconditional, and shall be a guaranty of payment and not of collection, irrespective of the validity, regularity or enforceability of the Purchase Agreement, the Notes, any of the other Collateral Documents including this Guaranty, or any provision thereof, the absence of any action to enforce the same, any waiver or consent with respect to or any amendment of any provision thereof (provided that any amendment of this Guaranty shall be in accordance with the terms hereof), the recovery of any judgment against any Person or action to enforce the same, any failure or delay in the enforcement of the obligations of a Borrower under the Note or any related documents, or any setoff, counterclaim, recoupment, limitation, defense or termination whether with or without notice to any Guarantor. Each Guarantor hereby further covenants that no security now or subsequently held by the Lenders for the payment of the Indebtedness, whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, and no act, omission or other conduct of the Lenders in respect of such security, shall affect in any manner whatsoever the unconditional obligations of this Guaranty, and that the Lenders in their sole discretion and without notice to any of the Guarantors, may release, exchange, enforce, apply the proceeds of and otherwise deal with any such security without affecting in any manner the unconditional obligations of this Guaranty. Each Guarantor hereby waives diligence, demand for payment, filing of claims with any court, any proceeding to enforce any provision of the Purchase Agreement, the Notes or any of the other Collateral Documents, any right to require a proceeding first against a Borrower, or against any other guarantor or other Person providing collateral, or to exhaust any security for the performance of the obligations of a Borrower, any protest, presentment, notice or demand whatsoever, and each Guarantor hereby covenants that this Guaranty shall not be terminated, discharged or released except, upon final payment in full of all Indebtedness due and to become due from a Borrower, and only to the extent of any such payment, performance and discharge unless otherwise specifically provided herein.

                2.3    Each Guarantor delivers this Guaranty based solely on such Guarantor's independent investigation of (or decision not to investigate) the financial condition of the Borrowers and is not relying on any information furnished by the Lenders. Each Guarantor assumes full responsibility for obtaining any further information concerning the Borrowers' financial condition, the status of the Indebtedness or any other matter which such Guarantor may deem necessary or appropriate now or later. Each Guarantor waives any duty on the part of Lenders, and agrees that it is not relying upon nor expecting the Lenders, to disclose to such Guarantor any fact now or later known by the Lenders, whether relating to the operations or condition of the Borrowers, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any Event of Default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon such Guarantor's risk under this Guaranty or such Guarantor's rights against a Borrower. Each Guarantor knowingly accepts the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that a Borrower may incur Indebtedness to the Lenders after the financial condition of the Borrowers, or Borrower's ability to pay debts as they mature, has deteriorated.

                2.4    Each Guarantor acknowledges that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by anyone else. Lenders, in their sole discretion, without notice to any Guarantor, may release, exchange, enforce and otherwise deal with any security now or later held by the Lenders for payment of the Indebtedness without affecting in any manner the Lenders' rights under this Guaranty. Each Guarantor acknowledges and agrees that the Lenders do not have any obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and such Guarantor is not relying upon assets in which Lenders has or may have a lien or security interest for payment of the Indebtedness.

                2.5    Until all of the Indebtedness has been paid in full, each Guarantor irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against a Borrower with respect to this Guaranty, whether these rights arise under an express or implied contract or by operation of law. It is the intention of the parties that, until all of the Indebtedness has been paid in full, each Guarantor shall not be (or be deemed to be) a "creditor" (as defined in Section 101 of the U.S. Bankruptcy Code, as the same may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that a Borrower becomes a debtor in any proceeding under the U.S. Bankruptcy Code. This waiver is given to induce the Lenders to enter into certain written contracts with a Borrower included in the Indebtedness. Each Guarantor warrants and agrees that none of Lenders' rights, remedies or interests shall be directly or indirectly impaired because of any of such Guarantor's status as an "insider" or "affiliate" of a Borrower, and each Guarantor shall take any action, and shall execute any document, which the Lenders may request in order to effectuate this warranty to the Lenders.

                2.6    Each Guarantor waives any defense based upon or arising by reason of (a) any disability or other defense of a Borrower or any other person; (b) the cessation or limitation from any cause, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of a Borrower or any defect in the formation of a Borrower; (d) the application by a Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by a Borrower to Lenders or intended or understood by the Lenders or such Guarantor; (e) any act or omission by the Lenders which directly or indirectly result in or aids the discharge of a Borrower any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form, including without limit the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of Indebtedness or any part of it, including without limit increase or decrease of the rate of interest. Each Guarantor waives any defense such Guarantor may have based upon any election of remedies by the Lenders which destroys such Guarantor's subrogation rights or such Guarantor's right to proceed against a Borrower for reimbursement, including without limit any loss of rights such Guarantor may suffer by reason of any rights, powers or remedies of a Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the Indebtedness.

                2.7    Without limiting the generality of the foregoing, the obligations of the Guarantors under this Guaranty, and the rights of the Lenders to enforce the same, by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected to the extent permitted by applicable law, by (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding up or other proceeding involving or affecting a Borrower, any or all of the Guarantors or any other person including any discharge of, or bar or stay against collecting, all or any of the Indebtedness in or as a result of any such proceeding; (ii) any change in the ownership of any of the capital stock (or other ownership interests) of a Borrower or any or all of the Guarantors, or any other party providing collateral for any Indebtedness of a Borrower covered by this Guaranty, or any of their respective Affiliates; (iii) the election by the Agent or any Lenders, in any bankruptcy proceeding of any person, to apply or not apply Section 1111(b)(2) of the U.S. Bankruptcy Code; (iv) any extension of credit or the grant of any security interest or lien under Section 363 of the U.S. Bankruptcy Code; (v) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person; (vi) the avoidance of any security interest or lien in favor of the Lenders for any reason; (vii) any action taken by the Lenders that is authorized by this paragraph or any other provision of this Guaranty; or (viii) any other principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms hereof.

                2.8    Each Guarantor hereby waives to the fullest extent possible under applicable law, any defense based upon the doctrine of marshaling of assets or upon an election of remedies by the Lenders, including, without limitation, an election to proceeds by non-judicial rather than judicial foreclosure, and any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal.

        3.    Miscellaneous.

                3.1    Notwithstanding any prior revocation, termination, surrender, or discharge of this Guaranty in whole or part, the effectiveness of this Guaranty shall automatically continue or be reinstated, as the case may be, in the event that (a) any payment received or credit given by the Lenders in respect of the Indebtedness is returned, disgorged, or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty shall be enforceable against a Guarantor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Lenders, and whether or not the Lenders relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Lenders relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Lenders for the Indebtedness, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Lenders of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Lenders), in which case this Guaranty shall be enforceable to the extent of all liability, costs and expenses (including without limit reasonable attorneys' fees) incurred by the Lenders as the direct or indirect result of any environmental condition or hazardous or toxic substances. For purposes of this Guaranty, "environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and "hazardous or toxic substances" shall include any and all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities. Each Guarantor will comply in all material respects with all statutes, laws, ordinances and regulations relating to the Collateral, including without limitation any registration requirements and all federal, state and local environmental protection, toxic substance and other similar laws and regulations applicable to such Guarantor's business or to any of the Collateral or any premises where any of the Collateral is located (such Guarantor hereby representing and warranting that, as of the date hereof, it is in compliance with all such laws and regulations), and hold harmless and indemnify Lenders from and against any and all liability or claims asserted against or suffered by Lenders as a result of any failure by such Guarantor to comply with this paragraph (or any misrepresentation or breach of warranty hereunder), such indemnity to survive any payoff and discharge of the Indebtedness.

                3.2    Each Guarantor acknowledges that the Lenders have the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Guaranty to the extent permitted under the Purchase Agreement and applicable securities laws. To the extent and in connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Lenders may disclose all documents and information which the Lenders now has or later acquires relating to such Guarantor, the Indebtedness or this Guaranty, however obtained. Each Guarantor further agrees that the Lenders may disclose the documents and information to a Borrower.

                3.3    This Guaranty, together with the Security Agreement, constitute the entire agreement of Guarantors and the Lenders with respect to the subject matter of this Guaranty. No waiver, consent, modification, or change of the terms of this Guaranty shall bind Guarantors or Lenders unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification, or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of Lenders and its successors and assigns. This Guaranty shall be binding on Guarantors and each Guarantor's successors, and assigns, including without limit any debtor in possession or trustee in bankruptcy for such Guarantor. Each Guarantor has entered into this Guaranty in good faith for the purpose of inducing the Lenders to extend credit to make other financial accommodations to Borrower and such Guarantor acknowledges that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. This Agreement and the Collateral Documents shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions.

                3.4    Each Guarantor agrees to reimburse the Lenders for any and all reasonable costs and expenses (including without limit court costs, legal fees, and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise and audit expenses) incurred in enforcing any of the duties and obligations of such Guarantor or rights of the Lenders under this Guaranty, except, however, costs and expenses arising solely as a result of the gross negligence or willful misconduct by Lenders.

                3.5    Notices to the parties under this Guaranty shall be given in writing and given by personal delivery, by mail, by reputable overnight courier, by telex or by facsimile and addressed or delivered to it at its address as set forth on the signature pages hereto or at such other address of a party as designated in writing by such party. Any notice, if personally delivered or if mailed and properly addressed with postage prepaid and sent by registered or certified mail shall be deemed given when received or when delivery is refused; any notice, if given to a reputable overnight courier and properly addressed shall be deemed given two business day s after the date on which it was sent, unless it is actually received sooner by the named addressee; and any notice, if delivered by telex or facsimile, shall be deemed given when received (answer back confirmed in the case of telexes and receipt confirmed in the case of facsimiles).

                3.6    WAIVER OF JURY TRIAL. THE LENDERS (BY ACCEPTANCE OF THE BENEFITS HEREUNDER) AND THE GUARANTORS AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM. NEITHER THE LENDERS NOR GUARANTORS SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE LENDERS OR GUARANTORS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

                3.7    Each Guarantor hereby irrevocably submits to the exclusive jurisdiction of any United States Federal Court sitting in Austin, Texas in any action or proceeding arising out of or relating to this Guaranty and the Guarantors hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in any such United States Federal Court sitting in Austin, Texas. The Guarantors waive any objection of forum non conveniens and venue. The Guarantors further waive any right it may otherwise have to collaterally attack any judgment entered against it. Each Guarantor irrevocably consents to the service of any and all process in any such action or proceeding brought in the State of Texas by the delivery of copies of such process to a Guarantor at their respective addresses specified on the signature page hereto or by certified mail directed to such address or such other address as may be designated by a Guarantor in a notice to the other parties that complies as to delivery with the terms of Section 3.5. Nothing in this Section 3.7 shall affect the right of any Lender to serve process in any other manner permitted by law or limit the right of the Lenders (or any of them) to bring any such action or proceeding against any Person or any of their property in the courts with subject matter jurisdiction of any other jurisdiction. Each Guarantor irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

                3.8    This Guaranty includes all amendments and supplements hereto and assignments hereof, and the Lenders shall not be bound by any amendment or undertaking not expressed in a writing executed by each of them.

                3.9    All capitalized terms not specifically defined herein which are defined in the Purchase Agreement are used as defined in the Purchase Agreement.

                3.10    The obligations of the Guarantors hereunder shall be joint and several, each with all and each with any one or more of the others, and may be enforced against each severally or jointly. Any Guarantor may be released from its obligations hereunder with or without consideration for such release and the obligations of the other Guarantor hereunder shall in no way be affected thereby. The Lenders may fail or elect not to prove a claim against any bankrupt or insolvent Guarantor and thereafter the Lenders may, without notice to any Guarantor, extend or renew any or part or all of any Indebtedness of a Borrower under the Note or otherwise and may permit any such Person to incur additional Indebtedness without affecting in any manner the unconditional obligation of each of the Guarantors hereunder. Such action shall not affect any right of contribution among the Guarantors.

                3.11    If any term or provision of this Guaranty or the application thereof to any circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

                3.12    Notwithstanding anything to the contrary contained herein, it is the intention of the Guarantors and the Lenders that the amount of the respective Guarantor's obligations hereunder shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (collectively, "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that such Guarantor's respective obligations hereunder or any payment made pursuant thereto would, but for the operation of the foregoing proviso, be subject to avoidance or recovery under Applicable Insolvency Laws, the amount of such Guarantor's respective obligations hereunder shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render such Guarantor's respective obligations hereunder unenforceable or avoidable or subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made hereunder exceeds the limitation contained in this Section, then the amount of such excess shall, from and after the time of payment by the Guarantors (or any of them), be reimbursed by the Lenders upon demand by such Guarantors. The foregoing proviso is intended solely to preserve the rights of the Lenders hereunder against the Guarantors to the maximum extent permitted by Applicable Insolvency Laws and neither the Borrowers nor any Guarantor nor any other Person shall have any right or claim under this Section that would not otherwise be available under Applicable Insolvency Laws.

Signature page follows.

        IN WITNESS WHEREOF, the undersigned Guarantors have caused this Guaranty to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

GUARANTOR:	GUARANTOR:
724 SOLUTIONS (U.S.), INC.	724 SOLUTIONS INTERNATIONAL, INC.

By:	By:

Name:	Name:

Title:	Title:

ACCEPTED AND APPROVED AS OF MAY 14, 2004:

LENDER:	LENDER:
AUSTIN VENTURES VI, L.P.	AUSTIN VENTURES VIII, L.P.
By: AV Partners VI, L.P., its general partner	By: AV Partners VIII, L.P., its general partner

By:	By:

Name:	Name:

Title:	Title:

LENDER: AUSTIN VENTURES VI AFFILIATES FUND L.P. By: AV Partners VI, L.P., its general partner
By:

Name:

Title:

Signature Page to SVNX Guaranty

SCHEDULE OF LENDERS

Austin Ventures VI, L.P.
300 West Sixth Street
Suite 2300
Austin, Texas 78701

Austin Ventures VI Affiliates
Fund, L.P.
300 West Sixth Street
Suite 2300
Austin, Texas 78701

Austin Ventures VIII, L.P.
300 West Sixth Street
Suite 2300
Austin, Texas 78701

Signature Page to SVNX Guaranty

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GUARANTY
RECITALS
AGREEMENT
Signature page follows.
SCHEDULE OF LENDERS Austin Ventures VI, L.P. 300 West Sixth Street Suite 2300 Austin, Texas 78701
Austin Ventures VI Affiliates Fund, L.P. 300 West Sixth Street Suite 2300 Austin, Texas 78701
Austin Ventures VIII, L.P. 300 West Sixth Street Suite 2300 Austin, Texas 78701